UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2025

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 19, 2025, the Board of Directors (the "Board") of Tenable Holdings, Inc. (the “Company”) appointed Matthew Brown as Chief Financial Officer and "principal financial officer" of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), effective August 21, 2025. Mr. Brown succeeds Stephen Vintz, who previously served as the Company’s Chief Financial Officer and was recently appointed Co-Chief Executive Officer of the Company, serving alongside Mark Thurmond. Before joining the Company, Mr. Brown, age 45, served as the Chief Financial Officer and Principal Financial Officer of Altair Engineering Inc. from January 2021 to March 2025. His previous experience includes finance leadership roles, such as Interim Chief Financial Officer at NortonLifeLock, a leading consumer cyber safety company, from November 2019 to July 2020, and prior to that as Chief Accounting Officer at Symantec, a leading provider of enterprise security software. Mr. Brown is a Certified Public Accountant and holds a Bachelor of Science degree in Business Administration from the Walter A. Haas School of Business at the University of California, Berkeley.
There is no arrangement or understanding between Mr. Brown and any other person pursuant to which he was selected as the Chief Financial Officer of the Company, and there is no family relationship between Mr. Brown and any of the Company’s other executive officers or directors. There are no transactions between Mr. Brown and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
The Company has entered into an employment agreement with Mr. Brown, dated August 19, 2025 (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, Mr. Brown’s employment is at will and may be terminated at any time by us or Mr. Brown. Under the terms of the Employment Agreement, Mr. Brown is eligible to receive an annual base salary of $455,000, and quarterly bonuses with an aggregate annual target of 75% of his base salary based upon the assessment of Mr. Brown’s performance and our attainment of targeted goals as set by the Board or Compensation Committee of the Board (the "Compensation Committee"), and provided Mr. Brown remains employed and in good standing through the date each quarterly bonus is paid. In addition, Mr. Brown is eligible to receive a new-hire restricted stock unit award with an aggregate dollar value of $7,000,000, pursuant to the Company's 2018 Equity Incentive Plan. The Employment Agreement also provides that beginning with a grant date in February 2027, the Company's management will recommend that the Compensation Committee approve a target annual equity award for Mr. Brown with an aggregate value of $4,800,000, that may be granted in a mix of restricted stock units and performance restricted stock units as determined by the Compensation Committee, subject to approval of the Compensation Committee and applicable individual performance criteria.
If Mr. Brown is terminated without cause or resigns for good reason (each as defined in the Employment Agreement), provided he signs and does not revoke the separation agreement that is attached to the Employment Agreement and which includes a release of claims (the "Separation Agreement"), Mr. Brown is eligible to receive 12 months of continued base salary, payment by the Company of the employer-portion of premiums for continued group health coverage for up to 12 months following termination (the "COBRA Severance"), and a lump sum cash payment equal to Mr. Brown’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs. If such termination or resignation occurs within the three months prior to or 12 months following a change in control (as defined in the Employment Agreement), provided he signs and does not revoke the Separation Agreement, Mr. Brown is eligible to receive the same base salary severance and group health plan contributions set forth above (but the base salary severance will be paid in a lump sum), a bonus severance payment equal to the sum of (i) one times Mr. Brown's target annual bonus for the year in which the termination occurs, plus (ii) one times Mr. Brown’s target annual bonus for the year in which the termination occurs, prorated based on the last day of employment and reduced by the amount of any quarterly bonuses previously paid or due for the year in which the termination occurs, and accelerated vesting in full of any outstanding unvested equity incentive awards held by Mr. Brown. In addition, if Mr. Brown dies or his employment is terminated due to disability (as defined in the Employment Agreement), provided Mr. Brown’s estate or Mr. Brown, as applicable, signs and does not revoke the Separation Agreement, Mr. Brown’s dependents or Mr. Brown, as applicable, are eligible to receive the COBRA Severance. In connection with his appointment, Mr. Brown also entered into the Company’s standard form of indemnification agreement and an intellectual property, non-disclosure and non-solicitation agreement.
The foregoing description of the Employment Agreement with Mr. Brown is qualified in its entirety by the complete text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.
On August 21, 2025, Tenable issued a press release relating to the appointment of Mr. Brown. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1	Employment Agreement, dated August 19, 2025, by and between Tenable, Inc. and Matthew Brown
99.1	Press release dated August 21, 2025
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on August 21, 2025, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	August 21, 2025	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary